Exhibit 99.2

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)

dollars in thousands

				% Change from
	March 31 2011	March 31 2010	December 31 2010	March 31 2010	December 31 2010

ASSETS

Cash and due from banks	$265,353	$276,200	$198,954	(3.9%)	33.4%
Loans held for sale	30,903	53,798	83,940	(42.6%)	(63.2%)
Other interest-earning assets	83,293	7,842	33,297	962.1%	150.2%
Investment securities	2,697,434	3,103,628	2,861,484	(13.1%)	(5.7%)
Loans, net of unearned income	11,873,208	11,964,840	11,933,307	(0.8%)	(0.5%)
Allowance for loan losses	(270,272)	(264,915)	(274,271)	2.0%	(1.5%)

Net Loans	11,602,936	11,699,925	11,659,036	(0.8%)	(0.5%)
Premises and equipment	208,370	204,149	208,016	2.1%	0.2%
Accrued interest receivable	52,878	58,689	53,841	(9.9%)	(1.8%)
Goodwill and intangible assets	546,934	551,537	547,979	(0.8%)	(0.2%)
Other assets	473,095	455,755	628,707	3.8%	(24.8%)

Total Assets	$15,961,196	$16,411,523	$16,275,254	(2.7%)	(1.9%)

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$12,408,610	$12,156,455	$12,388,581	2.1%	0.2%
Short-term borrowings	414,398	624,650	674,077	(33.7%)	(38.5%)
Federal Home Loan Bank advances and long-term debt	1,035,689	1,440,755	1,119,450	(28.1%)	(7.5%)
Other liabilities	192,177	219,825	212,757	(12.6%)	(9.7%)

Total Liabilities	14,050,874	14,441,685	14,394,865	(2.7%)	(2.4%)

Preferred stock	—	370,649	—	(100.0%)	—
Common shareholders’ equity	1,910,322	1,599,189	1,880,389	19.5%	1.6%

Total Shareholders’ Equity	1,910,322	1,969,838	1,880,389	(3.0%)	1.6%

Total Liabilities and Shareholders’ Equity	$15,961,196	$16,411,523	$16,275,254	(2.7%)	(1.9%)

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Real estate - commercial mortgage	$4,392,679	$4,322,774	$4,375,980	1.6%	0.4%
Commercial - industrial, financial and agricultural	3,692,668	3,684,903	3,704,384	0.2%	(0.3%)
Real estate - home equity	1,620,340	1,638,179	1,641,777	(1.1%)	(1.3%)
Real estate - residential mortgage	1,022,251	951,381	995,990	7.4%	2.6%
Real estate - construction	747,806	937,279	801,185	(20.2%)	(6.7%)
Consumer	337,413	361,681	350,161	(6.7%)	(3.6%)
Leasing and other	60,051	68,643	63,830	(12.5%)	(5.9%)

Total Loans, net of unearned income	$11,873,208	$11,964,840	$11,933,307	(0.8%)	(0.5%)

Deposits, by type:
Noninterest-bearing demand	$2,310,290	$2,038,199	$2,194,988	13.3%	5.3%
Interest-bearing demand	2,324,988	1,987,791	2,277,190	17.0%	2.1%
Savings deposits	3,333,403	2,972,621	3,286,435	12.1%	1.4%
Time deposits	4,439,929	5,157,844	4,629,968	(13.9%)	(4.1%)

Total Deposits	$12,408,610	$12,156,455	$12,388,581	2.1%	0.2%

Short-term borrowings, by type:
Customer repurchase agreements	$216,705	$245,265	$204,800	(11.6%)	5.8%
Customer short-term promissory notes	189,408	217,345	201,433	(12.9%)	(6.0%)
Federal funds purchased	8,285	162,040	267,844	(94.9%)	(96.9%)

Total Short-term borrowings	$414,398	$624,650	$674,077	(33.7%)	(38.5%)

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

dollars in thousands, except per-share data

	Quarter Ended			% Change from
	Mar 31	Mar 31	Dec 31	Mar 31	Dec 31
	2011	2010	2010	2010	2010

Interest Income:
Interest income	$175,694	$190,588	$181,749	(7.8%)	(3.3%)
Interest expense	36,131	52,079	40,856	(30.6%)	(11.6%)

Net Interest Income	139,563	138,509	140,893	0.8%	(0.9%)
Provision for credit losses	38,000	40,000	40,000	(5.0%)	(5.0%)

Net Interest Income after Provision	101,563	98,509	100,893	3.1%	0.7%

Other Income:
Service charges on deposit accounts	13,305	14,267	14,091	(6.7%)	(5.6%)
Other service charges and fees	11,482	10,165	11,849	13.0%	(3.1%)
Investment management and trust services	9,204	8,088	8,826	13.8%	4.3%
Mortgage banking income	5,463	4,149	8,857	31.7%	(38.3%)
Investment securities gains (losses)	2,285	(2,223)	194	N/M	1,077.8%
Other	4,421	3,814	4,915	15.9%	(10.1%)

Total Other Income	46,160	38,260	48,732	20.6%	(5.3%)

Other Expenses:
Salaries and employee benefits	54,308	52,345	54,955	3.8%	(1.2%)
Net occupancy expense	11,366	11,650	10,845	(2.4%)	4.8%
FDIC insurance expense	4,754	4,954	4,916	(4.0%)	(3.3%)
Data processing	3,372	3,417	3,348	(1.3%)	0.7%
Equipment expense	3,132	3,091	2,982	1.3%	5.0%
Professional fees	2,849	2,546	2,902	11.9%	(1.8%)
Marketing	2,836	1,830	4,461	55.0%	(36.4%)
OREO and repossession expense	1,970	2,681	2,848	(26.5%)	(30.8%)
Intangible amortization	1,178	1,314	1,292	(10.4%)	(8.8%)
Other	15,798	16,194	18,520	(2.4%)	(14.7%)

Total Other Expenses	101,563	100,022	107,069	1.5%	(5.1%)

Income Before Income Taxes	46,160	36,747	42,556	25.6%	8.5%
Income tax expense	12,375	9,267	11,066	33.5%	11.8%

Net Income	33,785	27,480	31,490	22.9%	7.3%
Preferred stock dividends and discount accretion	—	(5,065)	—	(100.0%)	—

Net Income Available to Common Shareholders	$33,785	$22,415	$31,490	50.7%	7.3%

PER COMMON SHARE:

Net income:
Basic	$0.17	$0.13	$0.16	30.8%	6.3%
Diluted	0.17	0.13	0.16	30.8%	6.3%

Cash dividends	$0.04	$0.03	$0.03	33.3%	33.3%
Shareholders’ equity	9.59	9.06	9.45	5.8%	1.5%
Shareholders’ equity (tangible)	6.84	5.94	6.69	15.2%	2.2%

Weighted average shares (basic)	198,599	176,174	198,437	12.7%	0.1%
Weighted average shares (diluted)	199,286	176,681	198,999	12.8%	0.1%
Shares outstanding, end of period	199,191	176,509	199,050	12.9%	0.1%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.85%	0.68%	0.77%
Return on average common shareholders’ equity	7.21%	5.73%	6.60%
Return on average common shareholders’ equity (tangible)	10.36%	9.13%	9.54%
Net interest margin	3.91%	3.78%	3.85%
Efficiency ratio	53.57%	53.97%	54.73%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Quarter Ended
	March 31, 2011			March 31, 2010			December 31, 2010
	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,921,442	$151,686	5.15%	$11,971,786	$159,424	5.39%	$11,944,932	$158,257	5.26%
Taxable investment securities	2,331,323	21,807	3.75%	2,663,127	28,149	4.23%	2,264,784	20,579	3.63%
Tax-exempt investment securities	344,457	4,885	5.67%	387,971	5,531	5.70%	341,909	4,868	5.69%
Equity securities	132,841	752	2.28%	141,896	809	2.29%	136,075	801	2.35%

Total Investment Securities	2,808,621	27,444	3.91%	3,192,994	34,489	4.33%	2,742,768	26,248	3.83%
Loans held for sale	45,418	500	4.41%	42,938	556	5.18%	94,741	947	4.00%
Other interest-earning assets	66,381	33	0.20%	10,793	25	0.95%	187,881	147	0.31%

Total Interest-earning Assets	14,841,862	179,663	4.90%	15,218,511	194,494	5.17%	14,970,322	185,599	4.93%
Noninterest-earning assets:
Cash and due from banks	260,395			263,147			268,758
Premises and equipment	207,389			203,584			205,740
Other assets	1,102,543			1,086,635			1,135,276
Less: allowance for loan losses	(282,017)			(273,426)			(291,541)

Total Assets	$16,130,172			$16,498,451			$16,288,555

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,322,098	$1,436	0.25%	$1,981,653	$1,840	0.38%	$2,262,027	$1,793	0.31%
Savings deposits	3,282,790	3,358	0.41%	2,847,427	5,201	0.74%	3,337,407	4,328	0.51%
Time deposits	4,532,528	18,492	1.65%	5,202,975	26,697	2.08%	4,760,929	20,926	1.74%

Total Interest-bearing Deposits	10,137,416	23,286	0.93%	10,032,055	33,738	1.36%	10,360,363	27,047	1.04%
Short-term borrowings	622,662	254	0.16%	871,981	549	0.25%	482,197	249	0.20%
Federal Home Loan Bank advances and long-term debt	1,061,523	12,591	4.78%	1,484,236	17,792	4.86%	1,148,009	13,560	4.70%

Total Interest-bearing Liabilities	11,821,601	36,131	1.24%	12,388,272	52,079	1.70%	11,990,569	40,856	1.35%
Noninterest-bearing liabilities:
Demand deposits	2,238,200			1,973,146			2,219,267
Other	170,930			180,528			186,211

Total Liabilities	14,230,731			14,541,946			14,396,047
Shareholders’ equity	1,899,441			1,956,505			1,892,508

Total Liabilities and Shareholders’ Equity	$16,130,172			$16,498,451			$16,288,555

Net interest income/net interest margin (fully taxable equivalent)		143,532	3.91%		142,415	3.78%		144,743	3.85%

Tax equivalent adjustment		(3,969)			(3,906)			(3,850)

Net interest income		$139,563			$138,509			$140,893

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2011	2010	2010	2010	2010

Loans, by type:
Real estate - commercial mortgage	$4,385,072	$4,306,270	$4,365,245	1.8%	0.5%
Commercial - industrial, financial and agricultural	3,707,081	3,686,405	3,682,949	0.6%	0.7%
Real estate - home equity	1,628,550	1,640,912	1,649,111	(0.8%)	(1.2%)
Real estate - residential mortgage	1,017,439	940,652	999,814	8.2%	1.8%
Real estate - construction	779,556	962,175	818,367	(19.0%)	(4.7%)
Consumer	341,247	362,212	360,432	(5.8%)	(5.3%)
Leasing and other	62,497	73,160	69,014	(14.6%)	(9.4%)

Total Loans, net of unearned income	$11,921,442	$11,971,786	$11,944,932	(0.4%)	(0.2%)

Deposits, by type:
Noninterest-bearing demand	$2,238,200	$1,973,146	$2,219,267	13.4%	0.9%
Interest-bearing demand	2,322,098	1,981,653	2,262,027	17.2%	2.7%
Savings deposits	3,282,790	2,847,427	3,337,407	15.3%	(1.6%)
Time deposits	4,532,528	5,202,975	4,760,929	(12.9%)	(4.8%)

Total Deposits	$12,375,616	$12,005,201	$12,579,630	3.1%	(1.6%)

Short-term borrowings, by type:
Customer repurchase agreements	$212,931	$248,982	$240,548	(14.5%)	(11.5%)
Customer short-term promissory notes	190,385	223,439	205,637	(14.8%)	(7.4%)
Federal funds purchased	219,346	399,560	36,012	(45.1%)	509.1%

Total Short-term borrowings	$622,662	$871,981	$482,197	(28.6%)	29.1%

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

dollars in thousands

	Quarter Ended
	Mar 31 2011	Mar 31 2010	Dec 31 2010
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$275,498	$257,553	$284,874
Loans charged off:
Real estate - construction	(13,894)	(20,553)	(13,421)
Commercial - industrial, financial and agricultural	(13,336)	(2,981)	(12,893)
Real estate - commercial mortgage	(10,047)	(2,344)	(17,688)
Real estate - residential mortgage	(4,996)	(1,391)	(2,874)
Consumer and home equity	(2,759)	(2,078)	(3,440)
Leasing and other	(497)	(645)	(788)

Total loans charged off	(45,529)	(29,992)	(51,104)
Recoveries of loans charged off:
Real estate - construction	563	315	211
Commercial - industrial, financial and agricultural	391	436	855
Real estate - commercial mortgage	1,535	128	152
Real estate - residential mortgage	44	1	2
Consumer and home equity	310	552	254
Leasing and other	344	261	254

Recoveries of loans previously charged off	3,187	1,693	1,728

Net loans charged off	(42,342)	(28,299)	(49,376)
Provision for credit losses	38,000	40,000	40,000

Balance at end of period	$271,156	$269,254	$275,498

Net charge-offs to average loans (annualized)	1.42%	0.95%	1.65%

NON-PERFORMING ASSETS:
Non-accrual loans	$280,270	$242,423	$280,688
Loans 90 days past due and accruing	37,768	43,603	48,084

Total non-performing loans	318,038	286,026	328,772
Other real estate owned	37,044	26,228	32,959

Total non-performing assets	$355,082	$312,254	$361,731

NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$97,305	$70,565	$93,720
Commercial - industrial, financial and agricultural	86,050	78,365	87,455
Real estate - construction	72,880	79,527	84,616
Real estate - residential mortgage	49,998	42,302	50,412
Real estate - home equity	9,314	12,769	10,188
Consumer	2,258	2,317	2,154
Leasing	233	181	227

Total non-performing loans	$318,038	$286,026	$328,772

DELINQUENCY RATES, BY TYPE:

	March 31, 2011			March 31, 2010			December 31, 2010
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total
Real estate - commercial mortgage	0.66%	2.21%	2.87%	1.37%	1.63%	3.00%	0.56%	2.14%	2.70%
Commercial - industrial, financial and agricultural	0.50%	2.33%	2.83%	0.71%	2.13%	2.84%	0.36%	2.36%	2.72%
Real estate - construction	0.56%	9.75%	10.31%	2.18%	8.49%	10.67%	0.91%	10.56%	11.47%
Real estate - residential mortgage	3.47%	4.89%	8.36%	3.57%	4.45%	8.02%	3.65%	5.06%	8.71%
Real estate - home equity	0.74%	0.57%	1.31%	0.87%	0.76%	1.63%	0.73%	0.62%	1.35%
Consumer, leasing and other	1.26%	0.64%	1.90%	1.28%	0.66%	1.94%	1.48%	0.58%	2.06%

Total	0.88%	2.67%	3.55%	1.33%	2.39%	3.72%	0.83%	2.76%	3.59%

(1)	Includes non-accrual loans

ASSET QUALITY RATIOS:

	Mar 31	Mar 31	Dec 31
	2011	2010	2010
Non-accrual loans to total loans	2.36%	2.03%	2.35%
Non-performing assets to total loans and OREO	2.98%	2.60%	3.02%
Non-performing assets to total assets	2.22%	1.90%	2.22%
Allowance for credit losses to loans outstanding	2.28%	2.25%	2.31%
Allowance for credit losses to non-performing loans	85.26%	94.14%	83.80%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	21.72%	23.71%	22.50%

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